UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

After the release of its financial results for the fourth quarter and fiscal year ended December 31, 2018, certain news services indicated that Inpixon (the “Company”) missed analyst consensus revenue estimates by approximately 90%.  However, the Company previously noted that its revenue levels would decrease by approximately 90% of its historical 2017 annual revenues upon completion of the spin-off of its value added reseller business.  Accordingly, the Company desires to clarify that its revenue results include its Indoor Positioning Analytics and other product lines, which remain following the spin-off and represent approximately 10% of total revenue represented by analyst estimates for 2018. The approximate 90% decline results primarily from the completion of the spin-off. In addition, total losses reported include losses associated with the value-added reseller business prior to the spin-off of the value added reseller business in the deconsolidated operations line item.  The Company reiterates that the value added reseller business was part of the spin-off of Sysorex, Inc. and is no longer part of its reporting.  The Company’s presentation of its business and results of operations give effect to the spin-off, with the historical financial results of Sysorex, Inc. reflected as discontinued operations.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

As of March 26, 2019, the Company has issued and outstanding (i) 6,973,522 shares of common stock, (ii) 1 share of Series 4 Convertible Preferred Stock which is convertible into 202 shares of common stock, (iii) 1,986 shares of Series 5 Convertible Preferred Stock which are convertible into approximately 596,397 shares of common stock (subject to rounding for fractional shares); and (iv) warrants to purchase up to 1,505,700 shares of common stock issued on January 15, 2019 in connection with the Company’s rights offering, exercisable at $3.33 per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: March 28, 2019	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer